Northwestern Mutual Series Fund, Inc.
Inflation Managed Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Inflation Managed Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Inflation Managed Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update –– Inflation Managed Portfolio
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager of American Century Investment Management, Inc., has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Portfolio effective December 31, 2025.
Please retain this Supplement for future reference.